EXHIBIT 10.6

                            STOCK EXCHANGE AGREEMENT

     Whistler, Inc., a Delaware corporation with principal offices at 1250 West Hastings Street. Vancouver, British Columbia V6E2M4 ("Whistler") and Norman A1vis, Sr., an individual with principal offices at 1006 Fourth Street, Top Floor, Sacramento, California 95814 ("Alvis"), enter into this Stock Exchange Agreement ("Agreement") effective as of this day of November, 2001 and agree as follows:

     1.   Background and Purpose.

          1.1. Alvis the owner of record and beneficial owner of one hundred thousand (100,000) shares of common stock (the "Shares") of 1-12-ERA, Inc., a California corporation (the "Company").

          1.2. Alvis desires to sell and Whistler desires to purchase the Shares.

          1.3 Concurrently with the execution of this Agreement, Alvis, the Company, Whistler, Anuvu Incorporated, a California corporation and certain other individuals shall enter into a Settlement Agreement ("Settlement Agreement") and an Assignment Agreement for assumption of the Cell Power! Anuvu License and the Plugless Power Royalty ("Assignment Agreement").

          1.4. The transactions under this' Agreement and the execution of the Settlement Assignment Agreements are expressly conditioned upon each other.

     2. Agreement to Purchase. Alvis hereby agrees to sell and Whistler hereby agrees to purchase the Shares.

     3. Closing. The closing of the purchase and sale of the Shares will occur on or before November 16, 2001, or on such other date as the parties may agree, which date, however determined, is designated the "Closing Date." At the closing:

          (a) Alvis shall deliver to Whistler the stock certificate evidencing the Shares, duly endorsed for transfer or accompanied by stock powers duly executed by Alvis;

          (b) Upon receipt of the stock certificate, Whistler shall deliver to Alvis 450,000 shares of section 144 treasury stock and 50,000 shares of common, freely traded stock in Whistler;

          (c) Resignations of all officers and directors of Company;

          (d) Each party shall deliver to the other all other documents and instruments reasonably necessary to carry out the terms and provisions of this Agreement.

     4. Representations, Warranties And Covenants. Whistler acknowledges, represents, warrants and covenants as follows

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          4.1. Sophistication. Whistler is an accredited investor within the meaning of Regulation D prescribed by the Securities and Exchange Commission (the SEC") pursuant to the Securities Act of 1933, as amended (the "Act"). Whistler can afford to bear the economic risk of holding the Shares for an indefinite period and it can afford to suffer the complete loss of its investment in the Shares. Whistler's knowledge and experience in financial and business matters is such that it is capable of evaluating the risks of the investment in the Shares.

          4.2. No Registration. Whistler understands that neither the offer nor the sale of the Shares has been registered under the Act. Whistler understands that the Shares must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Act or an exemption `from such registration is available. Whistler further understands that no documents (other than as required by a state for a securities exemption from qualification or registration) have been filed with or reviewed by any state securities administrators.

          4.3. Representation. Whistler has relied upon its own investigations and the representations of the Company pursuant to the Settlement Agreement with regard to this transaction. Accordingly, Whistler understands that Whistler must rely solely on its own investigations and the representations of the Company concerning its purchase of the Shares.

          4.4. No Resale. The Shares are being acquired solely for Whistler's own account for investment purposes only and not for the account of any other person and not with a view to, or for resale in connection with, any "distribution" thereof for purposes of the Act.

          4.5. Authority. Whistler has all requisite power, authority and capacity to execute, deliver and comply with the terms of this Agreement. The execution and delivery of this Agreement and the purchase of the Shares have been duly and validly authorized by the Board of Directors of Whistler. This Agreement has been duly and validly executed and delivered by Whistler and, assuming this Agreement has been duly and validly authorized, executed and delivered by Shareholders, this Agreement constitutes a valid and binding agreement of Whistler, enforceable against it in accordance with its terms.

     5. Representations And Warranties By Alvis. Alvis acknowledges represents, warrants and covenants as follows:

          5.1. Ownership of Shares. Alvis is the record holder and beneficial owner of the Shares. The Shares comprise all of the outstanding Shares of the Company. Alvis owns the Shares free and clear of all claims, charges, liens, encumbrances, pledges, security agreements or rights of others of any nature, description or kind whatsoever.

          5.2. Authority. Alvis has the authority and legal capacity to enter into this Agreement without obtaining approvals of any other party or person. This Agreement has been duly and validly executed and delivered by Alvis and, assuming this Agreement has been duly and validly authorized, executed and delivered by Whistler, this Agreement constitutes a valid and binding agreement of Alvis, enforceable against him in accordance with its terms. Neither the

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execution and delivery of this Agreement nor the consummation by Alvis of the transactions contemplated hereby will conflict with or constitute a violation of or default under any contract. commitment, agreement, arrangement or restriction of any kind to which Alvis is party or by which he is bound. Alvis are not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution or delivery of this Agreement by Alvis or the transfer, conveyance and sale of the Shares pursuant to the terms hereof.

          5.3. Title to Shares. Upon consummation of the purchases contemplated hereby, Whistler will acquire from Alvis good and marketable title to the Shares, free and clear of all claims, charges, liens, encumbrances, pledges, security agreements or rights of others of any nature, description or kind whatsoever, except liens created by Whistler.

     6. Conditions to C1osings. The obligations of the parties to sell and purchase the Shares shall be subject to the fulfillment or waiver of the following conditions:

          (a) the Settlement Agreement shall have been executed and delivered by the parties thereto; and

          (b) all representations and warranties of the parties hereto contained in this Agreement shall be true and correct when made and shall be true and correct in all material respects at and as of the time of the closing with respect to the Shares as if such representations and warranties were made at and as of such closing date.

          6.1. In addition, the obligation of Whistler to purchase the Shares shall be subject to the fulfillment or waiver of the following conditions:

          (a) Resignation of Norman F. D. Alvis as incorporator, or officer and director of the Company.

     7. Indemnification by Whistler. Whistler agrees to indemnify and hold Alvis and his agents and representatives harmless from and against all damages, losses, costs and expenses (including attorneys' fees) which may incur by reason of the failure of Whistler to fulfill any of the terms and conditions of this Agreement, or by reason of any misrepresentation or breach of any representation, warranty or covenant made by Whistler herein, or in any document provided by Whistler to Alvis in connection with Whistler's purchase of the Shares. Whistler further agrees that the provisions of this Section 7 shall survive (i) the sale, transfer, or any attempted sale or transfer of all or a portion of the Shares, and (ii) the dissolution of Whistler.

     8. Indemnification By Alvis. Alvis agrees to indemnify and hold Whistler, its members and affiliates and their respective agents and representatives harmless from and against all damages, losses, costs and expenses (including attorneys' fees) which they may incur by reason of the failure of Alvis to fulfill any of the terms and conditions of this Agreement, or by reason of any misrepresentation or breach of any representation, warranty or covenant made by Alvis herein. Alvis further agrees that the provisions of this Section 8 shall

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                              SETTLEMENT AGREEMENT
                           AND MUTUAL GENERAL RELEASE


     Anuvu Incorporated ("Anuvu"). a California corporation, Cell Power, Inc., a New Hampshire Corporation ("Cell Power"), Whistler, Inc., a Delaware corporation ("Whistler"), H2 ERA, a California corporation ("112 ERA"), Plugless Power Corp., a New Hampshire corporation ("PPC"), Norman Alvis, Sr. ("Alvis Sr."), Norman F. D. Alvis ("Alvis Jr."), Leslie Fritzsche, Kevan Garner and John K. Purdy agree as follows:

     1.   Background and Purpose.

          1.1. Cell Power. Cell Power was previously known as Next Level Power Corp., a New Hampshire Corporation and changed its name to Cell Power on or about October 31, 2000. All references in this Settlement Agreement and Mutual General Release ("Agreement") include Next Level Power. Corporation.

          1.2. Cell Power Agreements. Anuvu and Cell PoWer have entered into the following three agreements (collectively "Cell Power Agreements") on the dates specified:

               (a) Licensing Agreement dated effective September i4, 2000;

               (b) Exclusive Purchase and License Agreement for Fuel Cell Production Facility dated effective January 15, 2001;

               (c) Joint Venture Agreement for Anuvu/Cell Power, a New Hampshire Joint Venture dated effective January 15, 2001.

          1.3. Plugless Power, Anuvu bad also entered into a Royalty Agreement dated effective September 14, 2000 (the "Royalty Agreement") with PPC. As additional consideration for this Agreement, PPC has agreed to consent to Anuvu assigning to Cell Power all of Anuvu's rights and obligations under the Royalty Agreement and PPC shall release and hold Anuvu harmless from any claim against Anuvu under the Royalty Agreement as further

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          1.4. Anuvu. Anuvu also entered into certain agreements with Alvis, Sr.
under which Alvis. Sr. has asserted a right to certain commissions, stock options, reimbursement, compensation or loans (collectively, "CommIssions") for assisting Anuvu.

          1.5. Assignment of Cell Power Agreements and Royalty Agreement. Cell Power and PPC have agreed to assign all right, title and interest in the Cell Power Agreements and the Royalty Agreement to H2 ERA pursuant to the terms of the Assignment of Contracts and Licenses dated November 16, 2002, in exchange for the assumption by H2 ERA of all obligations therein.

          1.6. Stock Exchange Agreement. Alvis has agreed to exchange all of the shares of H2 ERA, following the Assignment, to Whistler in exchange for 500,000 shares of Whistler stock pursuant to the terms of the Stock Exchange Agreement dated November 16, 2001 (the "Stock Exchange Agreement").

          1.7. Disputes. Various differences and disputes have arisen between Anuvu and Cell Power concerning the rights and responsibilities wider the Cell Power Agreements and the Exclusive Purchase and License Agreement for the Fuel Cell Production Facility ("Facility Agreement") dated January 2001, by and between Anuvu and Cell Power. Various differences and disputes also have arisen between Alvis Sr. and Anuvu and Alvis Sr. and Garner, Purdy and Cell Power regarding the Commissions, regarding alleged breaches by Garner and Purdy of their agency duties to Alvis, Sr. as majority owner of Cell Power (the "Agency Disputes") and various other matters.

          1.8. Settlement. Except as set forth above, each party disputes the allegations made against him, her, or by any other party and denies that be, she, or it has liability to any other party. The parties have agreed to settle and release all disputes and claims which do or may exist between them, or may exist in the future, arising out of the Cell Power Agreements, the Royally Agreement, the Commissions, the Agency Disputes and the Facility Agreement, on the terms and conditions set forth below.

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survive (i) the sale, transfer or any attempted sale or transfer of all or a portion of the Shares, and (ii) the death of Alvis.

     9.   Miscellaneous.

          9.1 Notices. Notices required or permitted to be given hereunder shall be in writing and shall be effective upon receipt and may be delivered by telecopy, overnight delivery service, personal delivery or registered mail, return receipt requested, addressed to the other party at the address of such party set forth in this Agreement, as amended from time to time, or to such other address furnished by notice given in accordance with this paragraph.

          9.2 Termination. Each party agrees, that except as provided in this Agreement, such party may not cancel, terminate or revoke this Agreement or any agreement of such party made hereunder and that this Agreement shall survive the dissolution of such party and shall be binding upon such party's heirs, executors, administrators, successors and assigns, who shall execute a substantially similar agreement.

          9.3 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

          9.4 Governing Law. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of California without giving effect to conflicts of laws provisions. The parties hereby agree that any suit, action or proceeding with respect to this Agreement, any amendments or any replacements hereof, and any transactions relating hereto shall be brought in the courts of, or the Federal courts in, the State of California, County of Sacramento, and the undersigned hereby irrevocably consent and submit to the jurisdiction of such courts for the purposes of any such suit, action or proceeding. The undersigned hereby waive, and agree not to assert against the other or any assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (a) any claim that the party is not personally subject to the jurisdiction of the above-named courts or that the party's property is exempt or immune from set off, execution or attachment, either prior to judgment or in execution thereof, and (b) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenIent forum or that the venue of suit, action or proceeding is improper or that this Agreement or any amendments or any replacements hereof may not be enforced in or by such courts. Venue for such actions as set forth above is intended to be exclusive.

          9.5 Amendment and Waivers. Any term of this Agreement may be amended and observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) when evidenced by a writing executed by the parties hereto. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to this Agreement.

          9.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

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          9.7 Legends. Whistler acknowledges that substantially the following'
legend will appear on the certificates representing the Shares:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS PROVIDED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO AN AVAILABLE EXEMPTION.

          9.8 Successors and Assigns. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by either party without the written consent of the other party except that Whistler may assign its rights and obligations hereunder to an affiliate of Whistler. Subject to the foregoing, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.


Whistler, Inc.


Signature on file
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                                              Norman Alvis
By:
---------------------------------
Title:
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